UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________

FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2025

FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10344 Sam Houston Park Drive	Suite 300	Houston	TX	77064
(Address of Principal Executive Offices)				(Zip Code)

281	949-2500
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FET	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07 below, on May 9, 2025, stockholders approved the Third Amendment (the “Plan Amendment”) to the Second Amended and Restated 2016 Stock and Incentive Plan (the “2016 Plan” and, as amended by the Plan Amendment, the “Amended 2016 Plan”) of Forum Energy Technologies, Inc. (the “Company”). The Plan Amendment increased the number of shares that may be granted under the 2016 Plan by 600,000 shares. A summary of the Amended 2016 Plan is contained in the Company’s definitive proxy statement (the “Proxy Statement”) relating to the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), as filed with the U.S. Securities and Exchange Commission (“SEC”) on March 28, 2025, under the heading “Proposal 4: Approval of an Amendment to Our Second Amended and Restated 2016 Stock and Incentive Plan to Increase the Number of Shares Available for Issuance Thereunder.”
The foregoing description of the Amended 2016 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended 2016 Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As described under Item 5.07 below, on May 9, 2025, stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the Company’s authorized shares of common stock (the “Charter Amendment”), as described in the Proxy Statement.
The Charter Amendment became effective upon the filing of a Certificate of Amendment to Third Amended and Restated Certificate of Incorporation of the Company (the “Certificate”) with the Secretary of State of the State of Delaware on May 12, 2025.
The foregoing description of the Charter Amendment is not complete and is qualified in its entirety by reference to the Certificate, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2025 Annual Meeting was held on May 9, 2025. Each of the proposals presented at the 2025 Annual Meeting is more fully described in the Proxy Statement. The results of the matters voted on at the 2025 Annual Meeting are as follows:
1.Election of Directors. The following individuals were elected as Class I directors to the Company’s Board of Directors (the “Board”) for a term of three years, each to serve until the 2028 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Leslie A. Beyer	7,329,174	155,491	2,945,362
Louis A. Raspino, Jr.	7,176,717	307,948	2,945,362
2.Approval of Executive Compensation. Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

Votes Cast
For	6,858,861
Against	604,145
Abstentions	21,659
Broker Non-Votes	2,945,362

3.Frequency of Non-Binding Vote on Executive Compensation. The proposal on the frequency with which the Company will hold an advisory vote on the compensation of its named executive officers, or “say-on-pay” votes, received the following votes:

Votes Cast
1 Year	6,956,356
2 Years	2,470
3 Years	524,514
Abstentions	1,325
Broker Non-Votes	2,945,362
In accordance with the results of this advisory vote, the Company intends to hold future advisory “say-on-pay” votes annually until it holds an advisory vote on the frequency of say-on-pay votes as required under SEC rules.
4.Approval of an Amendment to the Company’s Second Amended and Restated 2016 Stock and Incentive Plan. Stockholders approved the Plan Amendment:

Votes Cast
For	7,160,329
Against	317,608
Abstentions	6,728
Broker Non-Votes	2,945,362
5.Approval of an Amendment to the Company’s Third Amended and Restated Certificate of Incorporation. Stockholders approved the Charter Amendment to increase the Company’s authorized shares of common stock:

Votes Cast
For	10,237,423
Against	190,471
Abstentions	2,133
Broker Non-Votes	—
6.Ratification of Auditors. Stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2025:

Votes Cast
For	10,412,039
Against	17,667
Abstentions	320
Broker Non-Votes	—
Item 7.01 Regulation FD Disclosure.
On May 12, 2025, the Company issued a press release announcing the appointment of Mr. Michael McShane to serve as non-executive Chairman of the Board. Mr. McShane has served as Lead Independent Director of the Board since 2018 and a director since 2010. He succeeds Mr. C. Christopher Gaut, who announced his retirement after over 20 years of service on the Board.
A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.
The information contained in this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title or Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of Forum Energy Technologies, Inc. filed on May 12, 2025.
10.1	Second Amended and Restated 2016 Stock and Incentive Plan, as amended through May 9, 2025.
99.1	Press Release, dated May 12, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary